Acquisition of GSL Healthcare, Inc.	5 Months Ended
Aug. 31, 2020
Acquisition of GSL Healthcare, Inc.
Note 4 - Acquisition of GSL Healthcare, Inc.

On May 28, 2020, the Company, entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Company, and GSL Healthcare, Inc., a Nevada corporation (“GSL Healthcare”), and the holders of common stock of GSL Healthcare, which consisted of two stockholders. The closing date occurred on June 1, 2020.

Under the terms and conditions of the Share Exchange Agreement, the Company offered and sold 27,932,271 shares of common stock of the Company in consideration for all of the issued and outstanding shares of common stock of GSL Healthcare. The effect of the issuance is that former two GSL Healthcare shareholders now hold approximately 88.0% of the issued shares of common stock of the Company, and GSL Healthcare is now a wholly-owned subsidiary of the Company.

The acquisition price consists of the issuance of 27,932,271 shares of the Company’s common stock with an estimated value of $138,852, which consisted of net assets of $17, liabilities of $43,704 and fair value of common stock issued of $95,165.  The merger between the Company and GSL Healthcare was treated as a reverse capitalization for financial statement reporting purposes with GSL Healthcare deemed the accounting acquirer and the Company deemed the accounting acquiree. Accordingly, GSL Healthcare’s assets, liabilities and results of operations became the historical financial statements of the Company and no step-up in basis was recorded. As a result, the Company recorded $138,852 as a decrease in paid in capital related to the difference of consideration paid and net amount received.